Exhibit 99.2

BRE Properties, Inc.

Third Quarter 2009

Earnings Release and

Supplemental Financial Data

Belcarra

296 Units

Bellevue, WA

BRE Properties, Inc. 525 Market Street, 4th Floor San Francisco, CA 94105	Phone:	415.445.6530
	Fax:	415.445.6505
	E-mail:	ir@breproperties.com

Investor contact: John Schissel

EVP, Chief Financial Officer

415.445.6530

Media contact: Thomas E. Mierzwinski

VP, Corporate Communications

415.445.6525

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

Third Quarter 2009

Earnings Release and

Supplemental Financial Data

BRE Properties, Inc.

Financial and Operating Highlights

Third Quarter 2009

(Unaudited; in thousands, except per share, ratio and community data)

	Quarter Ended September 30,		Nine Months Ended September 30,
OPERATING INFORMATION	2009	2008	2009	2008

Total revenues (1)	$86,484	$87,947	$259,123	$258,359

Net income available to common shareholders	$16,584	$39,995	$57,801	$67,080
Per diluted share	$0.31	$0.77	$1.10	$1.29

Funds from Operations (2)	$32,471	$36,284	$104,458	$105,684
FFO per diluted share	$0.59	$0.69	$1.95	$2.00

Nonroutine income items (3)	$382	$0	$2,340	$0
Nonroutine income items per diluted share	$0.01	$0.00	$0.04	$0.00

Non cash interest expense (4)	$1,576	$1,564	$4,844	$4,633
Per diluted share	$0.03	$0.03	$0.09	$0.09

Dividends per share	$0.3750	$0.5625	$1.5000	$1.6875

Adjusted EBITDA (2)	$55,681	$61,768	$171,367	$182,721

Common dividends	$20,594	$29,023	$79,790	$86,935
Preferred dividends	$2,953	$2,953	$8,859	$8,859
Interest expense, excluding non cash interest expense (4) and capitalized interest.	$19,422	$21,278	$56,597	$64,460

Interest coverage ratio (5)	2.9	2.9	3.0	2.8

Fixed charge coverage ratio (5)	2.5	2.5	2.6	2.5

Same-store revenue increase/decrease	-5.6%	3.5%	-3.3%	4.0%
Same-store expense increase/decrease	-0.2%	5.0%	1.4%	4.8%
Same-store NOI increase/decrease	-7.9%	2.9%	-5.3%	3.7%
Same-Store Operating margins	68%	70%	69%	70%

CAPITALIZATION DATA			9/30/09	9/30/08

Net real estate investments			$2,890,416	$2,927,052
Total assets, gross			$3,533,234	$3,519,780

Total debt			$1,857,949	$1,961,126
Redeemable noncontrolling interests			$32,567	$49,515
Preferred stock (at liquidation preference)			$175,000	$175,000
Total shareholders’ equity			$1,026,592	$923,265

Common shares and units outstanding			55,118	51,917
Share price, end of period			$31.30	$49.00

Total market capitalization			$3,758,142	$4,680,059
Total book capitalization			$2,917,108	$2,933,906

Debt to total assets, gross			52.6%	55.7%
Debt to total market capitalization			49.4%	41.9%
Debt to total book capitalization			63.7%	66.8%
Secured debt to total assets, gross			21.3%	4.3%

COMMUNITY INFORMATION			9/30/09	9/30/08

Operating communities:
Wholly or Majority Owned Communities			73	75
Wholly or Majority Owned Units			21,245	22,126

Unconsolidated Joint Venture Communities			13	13
Unconsolidated Joint Venture Units			4,080	4,080

Communities under development:
Communities			5	7
Units			1,526	2,077

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income.
(2)	Please refer to Exhibit B for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	Represents net gain on extinguishment of debt.
(4)	Represents adoption new convertible debt guidance, with required retroactive application to all periods. The interest cost adjustment relates to our 4.125% Convertible Senior notes; and reflects a 6.01% market interest rate, the comparable cost for straight debt at the time of issuance. The expense is shown net of impact to capitalized interest.
(5)	Interest coverage represents ratio of Adjusted EBITDA to interest expense. Fixed charge coverage represents ratio of Adjusted EBITDA to interest expense plus preferred stock dividends.

BRE Properties, Inc.

Consolidated Balance Sheets

Third Quarter 2009

(Unaudited, dollar amounts in thousands except per share data)

ASSETS	September 30, 2009	September 30, 2008 (1)

Real estate portfolio:
Direct investments in real estate:

Investments in rental properties	$3,113,149	$2,860,314
Construction in progress	144,895	313,196
Less: accumulated depreciation	(561,900)	(494,380)

	2,696,144	2,679,130

Equity in real estate joint ventures:
Investments	62,336	62,501

Real estate held for sale, net	—	65,873

Land under development	131,936	119,548

Total real estate portfolio	2,890,416	2,927,052

Cash	7,029	3,801
Other assets	73,889	78,539

TOTAL ASSETS	$2,971,334	$3,009,392

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Unsecured senior notes	$857,171	$1,513,963
Unsecured line of credit	248,000	295,000
Mortgage loans payable	752,778	152,163
Accounts payable and accrued expenses	54,226	75,486

Total liabilities	1,912,175	2,036,612

Redeemable noncontrolling interests	32,567	49,515

Shareholders’ equity:

Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 7,000,000 shares with $25 liquidation preference issued and outstanding at September 30, 2009 and September 30, 2008, respectively.	70	70

Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 54,337,680 and 51,091,830 at September 30, 2009 and September 30, 2008, respectively.	543	511

Additional paid-in capital	1,025,979	922,684

Total shareholders’ equity	1,026,592	923,265

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$2,971,334	$3,009,392

(1)	Balance sheet is restated to reflect the adoption of new accounting guidance requiring retroactive application.

BRE Properties, Inc.

Consolidated Statements of Income

Quarters Ended September 30, 2009 and 2008

(Unaudited, dollar and share amounts in thousands)

REVENUES	Quarter ended 9/30/09	Quarter ended 9/30/08	Nine months ended 9/30/09	Nine months ended 9/30/08

Rental income	$83,189	$84,388	$249,129	$247,992
Ancillary income	3,295	3,559	9,994	10,367

Total revenues	86,484	87,947	259,123	258,359

EXPENSES

Real estate	$28,034	$26,534	$81,944	$77,239
Provision for depreciation	22,412	19,752	65,530	58,890
Interest (1)	20,998	22,841	61,441	69,058
General and administrative	4,104	4,760	12,648	14,794

Total expenses	75,548	73,887	221,563	219,981

Other income	760	607	2,583	1,838
Net gain from extinguishment of debt	382	—	2,340	—

Income before noncontrolling interests, partnership income and discontinued operations	12,078	14,667	42,483	40,216

Partnership income	561	652	1,798	1,966

Income from continuing operations	12,639	15,319	44,281	42,182

Discontinued operations:
Discontinued operations, net (2)	14	3,389	2,296	10,678
Net gain on sales of discontinued operations	7,285	24,820	21,574	24,820

Income from discontinued operations	7,299	28,209	23,870	35,498

NET INCOME	$19,938	$43,528	$68,151	$77,680

Redeemable noncontrolling interest in income	401	580	1,491	1,741

Dividends attributable to preferred stock	2,953	2,953	8,859	8,859

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$16,584	$39,995	$57,801	$67,080

Net income per common share - basic	$0.31	$0.78	$1.10	$1.30

Net income per common share - assuming dilution	$0.31	$0.77	$1.10	$1.29

Weighted average shares outstanding - basic (3)	53,575	51,060	52,205	51,025

Weighted average shares outstanding - assuming dilution (3)	53,576	51,564	52,206	51,501

(1)	Income Statements for the quarter and nine months ended September 30, 2008 has been restated to reflect the adoption of new convertible debt accounting guidance requiring retroactive application.
(2)	For 2009, details of net earnings from discontinued operations include: two properties sold in 2009. The 2008 totals include the two aforementioned properties and six properties sold in 2008.

	Quarter ended 9/30/09	Quarter ended 9/30/08	Nine months ended 9/30/09	Nine months ended 9/30/08
Rental and ancillary income	$86	$6,079	$4,242	$19,629
Real estate expenses	(72)	(2,223)	(1,787)	(7,038)
Provision for depreciation	—	(467)	(159)	(1,878)
Interest expense	—	—	—	(35)

Income from discontinued operations, net	$14	$3,389	$2,296	$10,678

(3)	See analysis of weighted average shares and ending shares in Exhibit B. Share count for the quarter and nine months ended September 30, 2008 restated to reflect retroactive adoption of new earnings per share accounting guidance.

BRE Properties, Inc.

Consolidated Balance Sheets-Past Five Quarters

(Unaudited, dollar amounts in thousands except per share data)

ASSETS	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Real estate portfolio:

Direct investments in real estate:
Investments in rental properties	$3,113,149	$3,105,464	$2,989,409	$2,927,481	$2,860,314
Construction in progress	144,895	124,935	204,857	295,074	313,196
Less: accumulated depreciation	(561,900)	(540,165)	(518,488)	(514,388)	(494,380)

	2,696,144	2,690,234	2,675,778	2,708,167	2,679,130

Equity in real estate joint ventures:
Investments	62,336	62,435	62,507	62,497	62,501

Real estate held for sale, net	—	8,168	42,911	17,022	65,873

Land under development	131,936	128,762	126,841	123,609	119,548

Total real estate portfolio	2,890,416	2,889,599	2,908,037	2,911,295	2,927,052

Cash	7,029	5,848	5,845	7,724	3,801
Other assets	73,889	76,454	90,178	73,725	78,539

TOTAL ASSETS	$2,971,334	$2,971,901	$3,004,060	$2,992,744	$3,009,392

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Unsecured senior notes	$857,171	$948,906	$1,457,662	$1,505,905	$1,513,963
Unsecured line of credit	248,000	497,000	365,000	245,000	295,000
Mortgage loans payable	752,778	443,390	134,000	151,496	152,163
Accounts payable and accrued expenses	54,226	62,148	61,367	91,167	75,486

Total liabilities	1,912,175	1,951,444	2,018,029	1,993,568	2,036,612

Redeemable noncontrolling interests	32,567	26,674	23,447	29,972	49,515

Shareholders’ equity:
Preferred stock	70	70	70	70	70
Common stock	543	528	512	511	511
Additional paid-in capital	1,025,979	993,185	962,002	968,623	922,684

Total shareholders’ equity	1,026,592	993,783	962,584	969,204	923,265

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$2,971,334	$2,971,901	$3,004,060	$2,992,744	$3,009,392

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

REVENUES	Sept 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008

Rental income	$83,189	$82,889	$83,050	$83,712	$84,388
Ancillary income	3,295	3,368	3,331	3,214	3,559

Total revenues	86,484	86,257	86,381	86,926	87,947

EXPENSES

Real estate	$28,034	$27,533	$26,377	$25,167	$26,534
Provision for depreciation	22,412	22,368	20,751	20,217	19,752
Interest (1)	20,998	19,421	21,022	22,974	22,841
General and administrative	4,104	4,218	4,326	5,784	4,760
Other expenses	—	—	—	5,719	—

Total expenses	75,548	73,540	72,476	79,861	73,887

Other income	760	1,196	628	6,047	607
Net gain from extinguishment of debt (1)	382	1,958	—	2,364	—

Income before noncontrolling interests, partnership income and discontinued operations	12,078	15,871	14,533	15,476	14,667

Partnership income	561	580	656	593	652

Income from continuing operations	12,639	16,451	15,189	16,069	15,319

Discontinued operations:

Discontinued operations, net (2)	14	980	1,302	1,950	3,389
Net gain on sales of discontinued operations	7,285	14,289	—	41,164	24,820

Income from discontinued operations	7,299	15,269	1,302	43,114	28,209

NET INCOME	$19,938	$31,720	$16,491	$59,183	$43,528

Redeemable noncontrolling interest in income	401	545	545	550	580

Dividends attributable to preferred stock	2,953	2,953	2,953	2,953	2,953

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$16,584	$28,222	$12,993	$55,680	$39,995

Net income per common share - basis	$0.31	$0.54	$0.25	$1.08	$0.78

Net income per common share - diluted	$0.31	$0.54	$0.25	$1.08	$0.77

Weighted average shares outstanding - basic (3)	53,575	51,765	51,180	51,120	51,060

Weighted average shares outstanding - assuming dilution (3)	53,576	51,765	51,180	51,181	51,564

(1)	Income Statements for 2008 have been restated to reflect the adoption of new convertible debt guidance requiring retroactive application.
(2)	Details of earnings from discontinued operations, net:

	Sept 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008
Rental and ancillary income	$86	$1,930	$2,227	$4,184	$6,079
Real estate expenses	(72)	(950)	(766)	(1,760)	(2,223)
Provision for depreciation	—	—	(159)	(474)	(467)

Income from discontinued operations, net	$14	$980	$1,302	$1,950	$3,389

(3)	See analysis of weighted average shares and ending shares in Exhibit B. 2008 Share counts restated to reflect retroactive adoption of new accounting guidance.

BRE Properties, Inc.

Reconciliation of Funds from Operations (FFO), Capital Expenditures, and Continuing and Discontinued Operations

(In thousands, except per share, unit and per unit data)

CALCULATION OF FFO	September 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$16,584	$28,222	$12,993	$55,680	$39,995
Add back/ exclude:
Depreciation from continuing operations	22,412	22,368	20,751	20,217	19,752
Depreciation from discontinued operations	—	—	159	474	467
Redeemable noncontrolling interest in income	401	545	545	550	580
Depreciation from unconsolidated entities	465	455	449	482	416
Net (gain) on sales of discontinued operations	(7,285)	(14,289)	—	(41,164)	(24,820)

Less: Redeemable noncontrolling interests in income not convertible to common	(106)	(106)	(106)	(106)	(106)

FUNDS FROM OPERATIONS (1)	$32,471	$37,195	$34,791	$36,133	$36,284

Nonroutine income items (2)	$382	$1,958	—	$7,771	—

Other expenses (3)	—	—	—	$5,719	—

Non cash interest charges (4)	$1,576	$1,653	$1,615	$1,600	$1,564

Weighted average shares and equivalents outstanding - assuming dilution (5)	54,356	52,550	51,965	51,986	52,404

PER SHARE INFORMATION - ASSUMING DILUTION:

Funds from operations	$0.59	$0.70	$0.66	$0.69	$0.69
Non-routine income items (2)	$0.01	$0.04	$0.00	$0.15	$0.00
Other Expenses (3)	$0.00	$0.00	$0.00	$0.11	$0.00
Non cash interest charges (4)	$0.03	$0.03	$0.03	$0.03	$0.03

(1)	Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit C for further definition.
(2)	For the quarter ended September 30, 2009, EPS and FFO totals include $382,000 net gain from extinguishment of debt. The quarter ended June 30, 2009, EPS and FFO totals include $1,958,000 net gain from extinguishment of debt. The quarter ended December 31, 2008 EPS and FFO totals include $4,400,000 in proceeds from a legal settlement related to Pinnacle Galleria, $2,364,000 net gain from extinguishment of debt and a forfeited escrow deposit totaling $1,007,000 from a potential buyer on an asset held for sale that failed to close.
(3)	For the quarter ended December 31, 2008 other expenses include a $5,119,000 abandonment charge related to three sites under option agreements or letters of intent and a $600,000 severance charge.
(4)	Represents adoption new convertible debt guidance, with required retroactive application to all periods. The interest cost adjustment relates to our 4.125% convertible senior notes; and reflects a 6.01% market interest rate, the comparable cost for straight debt at the time of issuance. The expense is shown net of impact to capitalized interest.
(5)	Reflects the adoption of udpated earning per share guidance requiring retroactive application.

CAPITAL EXPENDITURES	September 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008

Recurring capital expenditures	$5,796	$6,796	$2,567	$5,481	$3,731

Average apartment units in period	21,284	21,654	21,218	21,814	22,490

Capital expenditures per apartment unit in period	$272	$314	$121	$251	$166

Capital expenditures per apartment unit-trailing four quarters	$958	$852	$794	$756	$752

Revenue enhancing rehabilitation costs	$1,387	$2,053	$2,112	$4,231	$4,371

RECONCILIATION OF CONTINUING AND DISCONTINUED OPERATIONS	September 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008

Revenues from continuing operations	$86,484	$86,257	$86,381	$86,926	$87,947
Revenues from discontinued operations	86	1,930	2,227	4,184	6,079

Total Revenues	$86,570	$88,187	$88,608	$91,110	$94,026

Real estate expenses-continuing operations	$28,034	$27,533	$26,377	$25,167	$26,534
Real estate expenses-discontinued operations	72	950	766	1,760	2,223

Total Real Estate Expenses	$28,106	$28,483	$27,143	$26,927	$28,757

Partnership and other income	$1,321	$1,776	$1,284	$6,640	$1,259

Total Net Operating Income	$59,785	$61,480	$62,749	$70,823	$66,528

Depreciation from continuing operations	$22,412	$22,368	$20,751	$20,217	$19,752
Depreciation from discontinued operations	—	—	159	474	467

Total Depreciation	$22,412	$22,368	$20,910	$20,691	$20,219

Interest from continuing operations	$20,998	$19,421	$21,022	$22,974	$22,841
Interest from discontinued operations	—	—	—	—	—

Total Interest	$20,998	$19,421	$21,022	$22,974	$22,841

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended September 30, 2009 and 2008

(Dollar amounts in thousands)

		Revenues			Expenses
California	No. of Units	Q3 2009	Q3 2008	% Change	Q3 2009	Q3 2008	% Change

San Diego	3,958	$17,278	$17,825	-3.1%	$4,837	$5,074	-4.7%
Inland Empire	3,553	12,127	12,786	-5.2%	4,187	4,257	-1.6%
Orange County	2,545	10,998	11,580	-5.0%	3,324	3,392	-2.0%
Los Angeles	2,075	9,210	10,067	-8.5%	3,213	3,067	4.8%
San Francisco	2,928	14,265	14,959	-4.6%	3,840	3,806	0.9%

Subtotal; California	15,059	$63,878	$67,217	-5.0%	$19,401	$19,596	-1.0%

Pacific Northwest

Seattle	3,211	11,364	12,420	-8.5%	3,956	3,835	3.2%

Non-Core Markets (1)	1,302	3,581	3,837	-6.7%	1,564	1,528	2.4%

Total Same-Store (2)	19,572	$78,823	$83,474	-5.6%	$24,921	$24,959	-0.2%

			Net Operating Income
California	No. of Communities	No. of Units	Q3 2009	Q3 2008	% Change	% of Total

San Diego	13	3,958	$12,441	$12,751	-2.4%	23.2%
Inland Empire	12	3,553	7,940	8,529	-6.9%	14.8%
Orange County	8	2,545	7,674	8,188	-6.3%	14.2%
Los Angeles	10	2,075	5,997	7,000	-14.3%	11.1%
San Francisco	9	2,928	10,425	11,153	-6.5%	19.3%

Subtotal; California	52	15,059	$44,477	$47,621	-6.6%	82.6%

Pacific Northwest

Seattle	12	3,211	7,408	8,585	-13.7%	13.7%

Non-Core Markets (1)	3	1,302	2,017	2,309	-12.6%	3.7%

Total Same-Store (2)	67	19,572	$53,902	$58,515	-7.9%	100.0%

			Net Operating Income
“Non Same-Store” Summary	No. of Communities	No. of units	Q3 2009	Q3 2008
Development properties (3)	6	1,673	$4,617	$2,987
Discontinued operations (4)	8	2,236	14	3,856
Joint venture income (5)	13	4,080	561	652
Commercial and Other (6)	n/a	n/a	(69)	(89)
Other income	n/a	n/a	760	607

Total Non Same-Store	27	7,989	$5,883	$8,013

Less Properties Sold 2008 & 2009	(8)	(2,236)

Total All Units / NOI	86	25,325	$59,785	$66,528

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Consists of stabilized properties owned by BRE for at least five full quarters, starting July 1, 2008.
(3)	Consists of NOI from six properties fully delivered and experiencing lease up and stabilization.
(4)	Includes results from two properties sold in 2009 and six properties sold in 2008.
(5)	Consists of our percentage of net income derived from joint venture investments in rental properties.
(6)	Consists of NOI from commercial properties that will later be converted to multi-family and other real estate expenses. For the three months ended September 30, 2009 and 2008 other real estate expenses exceeded the NOI from commercial.

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Nine Months Ended September 30, 2009 and 2008

(Dollar amounts in thousands)

		Revenues			Expenses
California	No. of Units	YTD 2009	YTD 2008	% Change	YTD 2009	YTD 2008	% Change

San Diego	3,958	$52,092	$52,717	-1.2%	$14,696	$14,590	0.7%
Inland Empire	3,553	36,573	38,259	-4.4%	12,432	12,331	0.8%
Orange County	2,545	33,307	34,357	-3.1%	9,896	10,036	-1.4%
Los Angeles	2,075	27,745	30,166	-8.0%	9,434	9,199	2.6%
San Francisco	2,928	43,428	43,758	-0.8%	11,388	11,308	0.7%

Subtotal; California	15,059	$193,145	$199,257	-3.1%	$57,846	$57,464	0.7%

Pacific Northwest

Seattle	3,211	35,076	36,440	-3.7%	11,554	10,915	5.9%

Non-Core Markets (1)	1,302	10,836	11,634	-6.9%	4,320	4,357	-0.8%

Total Same-Store (2)	19,572	$239,057	$247,331	-3.3%	$73,720	$72,736	1.4%

			Net Operating Income
California	No. of Communities	No. of Units	YTD 2009	YTD 2008	% Change	% of Total

San Diego	13	3,958	$37,396	$38,127	-1.9%	22.6%
Inland Empire	12	3,553	24,141	25,928	-6.9%	14.6%
Orange County	8	2,545	23,411	24,321	-3.7%	14.2%
Los Angeles	10	2,075	18,311	20,967	-12.7%	11.1%
San Francisco	9	2,928	32,040	32,450	-1.3%	19.4%

Subtotal; California	52	15,059	$135,299	$141,793	-4.6%	81.9%

Pacific Northwest

Seattle	12	3,211	23,522	25,525	-7.8%	14.2%

Non-Core Markets (1)	3	1,302	6,516	7,277	-10.5%	3.9%

Total Same-Store (2)	67	19,572	$165,337	$174,595	-5.3%	100.0%

			Net Operating Income
“Non Same-Store” Summary	No. of Communities	No. of units	YTD 2009	YTD 2008
Development properties (3)	6	1,673	$12,213	$6,685
Discontinued operations (4)	8	2,236	2,455	12,592
Joint venture income (5)	13	4,080	1,798	1,966
Commercial and Other (6)	n/a	n/a	(371)	(161)
Other income	n/a	n/a	2,583	1,838

Total Non Same-Store	27	7,989	$18,678	$22,920

Less Properties Sold 2008 & 2009	(8)	(2,236)

Total All Units / NOI	86	25,325	$184,015	$197,515

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Consists of stabilized properties owned by BRE for at least seven full quarters, starting January 1, 2008
(3)	Consists of NOI from six properties fully delivered and experiencing lease up and stabilization.
(4)	Includes results from two properties sold in 2009 and six properties sold in 2008.
(5)	Consists of our percentage of net income derived from joint venture investments in rental properties.
(6)	Consists of NOI from commercial properties that will later be converted to multi-family and other real estate expenses. For the nine months ended September 30, 2009 and 2008 other real estate expenses exceeded the NOI from commercial.

BRE Properties, Inc.

“Same -Store” Operating Metrics

As of September 30, 2009 and 2008

		Market Rent per Unit (2)			Occupancy (3)		Turnover Ratio (4)
California	No. of Units	Q3’09	Q3’08	% Change	Q3’09	Q3’08	2009	2008
San Diego	3,958	$1,516	$1,607	-5.7%	95.9%	95.6%	73%	70%
Inland Empire	3,553	1,211	1,311	-7.6%	95.0%	93.7%	71%	68%
Orange County	2,545	1,527	1,647	-7.3%	94.8%	95.1%	60%	54%
Los Angeles	2,075	1,630	1,841	-11.5%	94.3%	94.7%	65%	63%
San Francisco	2,928	1,772	1,834	-3.4%	94.6%	95.2%	63%	58%

Subtotal; California	15,059	$1,511	$1,620	-6.7%	95.0%	94.9%	67%	63%

Pacific Northwest
Seattle	3,211	1,252	1,369	-8.5%	93.5%	95.5%	62%	58%

Non-Core Markets (1)	1,302	994	1,040	-4.4%	94.3%	93.6%	65%	61%

Total/Average Same Store (5)	19,572	$1,434	$1,540	-6.9%	94.7%	94.9%	66%	62%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Represents, by region, weighted average market level rents for the period.
(3)	Represents average physical occupancy for the quarter.
(4)	Represents the annualized number of units turned over for the nine month period, divided by the number of units in the region.
(5)	Consists of stabilized properties directly owned by BRE for at least five full quarters, starting July 1, 2008.

“Non Same-Store” Operating Metrics

Development and Joint Venture Communities - Q3’09(6)

	Number of Units
California	DEV	HELD FOR SALE	JV	Total	Market Rent/Unit	Average Occupancy
L.A./ Orange Co.	1,252	—	—	1,252	$2,029	86.5%
San Francisco	224	—	—	224	2,111	95.7%
Sacramento	—	—	236	236	1,110	97.3%

Pacific Northwest
Seattle	197	—	—	197	1,756	59.8%

Mountain/Desert Markets
Phoenix	—	—	1,248	1,248	833	92.6%
Denver	—	—	2,596	2,596	903	95.1%

Total/Average Non-Same Store	1,673	—	4,080	5,753	$1,218	91.6%

Total/Average Portfolio				25,325	$1,385	94.0%

(6)	Consists of communities acquired and development properties delivered or stabilized after July 1, 2008 and thirteen joint venture communities.

BRE Properties, Inc.

Debt Structure as of September 30, 2009

(Dollar and share amounts in thousands)

			For the nine months ended September 30, 2009
FIXED RATE	Balance Outstanding September 30, 2009	Average Life	Weighted Average Int. Rate	Percentage Total Debt	Percentage Gross Assets

Unsecured	$469,142	5.84 years	5.84%	25.3%	13.3%
Convertible debt (1)	388,029	2.39 years	6.01%	20.9%	11.0%
Secured debt	752,778	8.74 years	5.70%	40.5%	21.3%
Total fixed rate debt	$1,609,949	6.33 years	5.82%	86.7%	45.6%

VARIABLE RATE DEBT

Unsecured Line of credit (2)	248,000	3.00 years	1.54%	13.3%	7.0%
Total variable rate debt	$248,000	3.00 years	1.54%	13.3%	7.0%

TOTAL DEBT	$1,857,949	5.89 years	5.24%	100.0%	52.6%

Ratio of debt to total market capitalization	49%

Interest expense coverage - YTD ’09 (3)	3.0 x

Fixed charge coverage - YTD ’09 (3)	2.6 x

SCHEDULED PRINCIPAL PAYMENTS

	Unsecured	Secured	Total
2009	—	622	622
2010	30,579	33,271	63,850
2011	48,545	2,127	50,672
2012 (4)	636,029	66,645	702,674
2013	40,018	30,113	70,131
2014	50,000	3,120	53,120
Thereafter	300,000	616,880	916,880

Total	$1,105,171	$752,778	$1,857,949

SENIOR UNSECURED DEBT RATINGS AS OF November 1, 2009

Moody’s	Baa2	(stable)
Standard & Poor’s	BBB	(negative)
Fitch	BBB	(negative)

CAPITALIZED INTEREST

	Qtr. Ended 9/30/2009	Qtr. Ended 9/30/2008
Interest capitalized	$3,389	$5,872

	YTD 9/30/2009	YTD 9/30/2008
Interest capitalized	$12,804	$17,421

SUMMARY OF COMMON SHARES

Weighted Average	Qtr. Ended 9/30/2009	Qtr. Ended 9/30/2008
Diluted shares - FFO (5)	54,356	52,404
Diluted shares - EPS(6)	53,576	51,564
Total shares and units outstanding at end of period	55,118	51,917

Weighted Average	YTD 9/30/2009	YTD 9/30/2008
Diluted shares - FFO (5)	52,986	52,346
Diluted shares - EPS(6)	52,206	51,501

SUMMARY OF PREFERRED SHARES

	Qtr. Ended 9/30/2009	Qtr. Ended 9/30/2008
Total preferred shares outstanding	7,000	7,000

SELECTED DEBT COVENANTS & CREDIT RATIOS (7)

	Requirement	Qtr. Ended 9/30/2009
Aggregate Debt Test	<60%	52.6%
(Debt to gross assets, as defined)
Secured Debt Test	<40%	21.3%
(Secured debt to total gross assets, as defined)
Debt Service Test	>1.50	2.05
(Income available for debt service charge, as defined)
Unencumbered Asset Test	>1.50	2.37
(Total unencumbered assets to unsecured debt)
Unencumbered NOI	N/A	68.8%
(NOI related to unencumbered assets)

(1)	Represents $404.5 million cash principal with 4.125% coupon adjusted to reflect new convertible debt accounting guidance.
(2)	At September 30, 2009 we had a unsecured line of credit providing up to $750 million priced at LIBOR plus 47.5 bp, maturing in September 2012.
(3)	Represents interest expense and preferred stock dividend payment coverage for the nine months ended September 30, 2009.
(4)	Includes the scheduled maturity of our unsecured line of credit. At September 30, 2009, the outstanding balance was $248 million.
(5)	Represents denominator for shares in the calculation of diluted FFO per share. See summary of common shares in Exhibit B.
(6)	Represents denominator for shares in the calculation of diluted EPS. See summary of common shares in Exhibit B.
(7)	Represents strictest covenant compliance requirements of existing debt.

BRE Properties, Inc.

Development Communities and Land Held for Development

September 30, 2009

(Dollar amounts in millions)

CONSTRUCTION IN PROGRESS	Number of Units	Cost Incurred (1)	Estimated Cost (2)	Balance to Complete	Product Type	First Units Delivered	Estimated Completion (3)
Belcarra Apartments
Bellevue, WA	296	$81.7	$86.4	$4.7	Podium	4Q/2009	1Q/2010
Villa Granada
Santa Clara, CA	270	63.2	89.7	26.5	Podium	2Q/2010	3Q/2010

Total CIP	566	$144.9	$176.1	$31.2

LAND UNDER DEVELOPMENT (4)	Number of Units	Cost Incurred	Estimated Cost (5)	Estimated Const. Start	Product Type
Wilshire La Brea (6)
Los Angeles, CA	470	$93.8	TBR	TBD	Podium
Pleasanton
Pleasanton, CA	240	14.2	TBR	TBD	Garden
Stadium Park II
Anaheim, CA	250	23.9	TBR	TBD	Wrap

Total Land Owned	960	$131.9	$455.0

LAND UNDER CONTRACT (7)	Number of Units	Cost Incurred (8)	Estimated Cost (5)	Product Type
Pasadena II, CA	212	$7.7	TBR	Podium

Mercer Island, WA	166	5.2	TBR	Podium

Walnut Creek, CA	361	6.8	TBR	Podium

Sunnyvale, CA	338	5.3	TBR	Wrap

San Jose, CA	288	3.9	TBR	Podium

Total	1,365	$28.9	$505.0

(1)	Reflects all recorded costs incurred as of September 30, 2009, recorded on our consolidated balance sheets as “direct investments in real estate-construction in progress.”
(2)	Reflects the estimated economic cost of development projects, which in certain instances may not reflect the carrying value of the final asset reported under GAAP.
(3)	“Completion” is defined as our estimate of when an entire project will have a final certificate of occupancy.
(4)	Represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. As these contracts are finalized, projects are transferred to construction in progress.
(5)	Reflects the aggregate cost estimates as of year-end 2008; specific property cost estimates To Be Reported (TBR) once entitlement approvals are received and the company is prepared to begin construction.
(6)	Project’s estimated cost reflects the construction of 470 units and 40,000 sq feet of retail. The estimated unit count and costs reflect the current underlying entitlements associated with the site.
(7)	Land under contract represents land parcels for which we have signed a purchase and sale agreement and commenced the entitlement process.
(8)	Represents deposits, contractual costs, and entitlement expenses incurred to date.

BRE Properties, Inc.	Exhibit A
Sequential “Same-Store” Multifamily Markets Summary
Last five quarters

REVENUES

California	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008
San Diego	-0.4%	-0.6%	-1.1%	-1.0%	1.4%
Inland Empire	-0.8%	0.0%	-2.2%	-1.6%	-0.5%
Orange County	-0.7%	-1.4%	-1.8%	-1.3%	1.3%
Los Angeles	1.8%	-4.6%	-2.5%	-3.4%	0.3%
San Francisco	-1.1%	-2.2%	-1.1%	-0.5%	3.2%

Subtotal; California	-0.4%	-1.6%	-1.6%	-1.6%	1.1%

Pacific Northwest

Seattle	-2.6%	-3.2%	-0.4%	-2.8%	2.6%

Non-Core Markets (1)	-1.4%	0.2%	-1.8%	-3.7%	-1.8%

Total Same Store	-0.7%	-1.7%	-1.5%	-1.8%	1.2%

EXPENSES (2)

California	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008
San Diego	-0.5%	-2.7%	6.4%	-7.9%	5.6%
Inland Empire	-0.9%	5.2%	2.1%	-8.4%	6.9%
Orange County	1.8%	-1.3%	5.8%	-7.8%	1.9%
Los Angeles	2.8%	0.9%	-0.2%	1.2%	1.0%
San Francisco	-1.1%	6.0%	0.0%	-2.5%	1.6%

Subtotal; California	0.2%	1.5%	3.3%	-5.9%	4.2%

Pacific Northwest

Seattle	1.0%	6.4%	5.2%	-8.8%	8.7%

Non-Core Markets (1)	12.8%	1.2%	2.7%	-12.2%	11.0%

Total Same Store	1.0%	2.2%	3.3%	-6.7%	5.1%

NET OPERATING INCOME

California	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008
San Diego	-0.4%	0.2%	-3.8%	1.7%	-0.2%
Inland Empire	-0.7%	-2.6%	-4.2%	1.7%	-3.8%
Orange County	-1.8%	-1.4%	-4.6%	1.4%	1.0%
Los Angeles	1.3%	-1.4%	-3.5%	-5.4%	0.0%
San Francisco	-1.1%	-4.9%	-1.5%	0.1%	3.7%

Subtotal; California	-0.6%	-2.8%	-3.5%	0.2%	0.0%

Pacific Northwest

Seattle	-4.4%	-7.4%	-2.6%	0.0%	0.1%

Non-Core Markets (1)	-10.2%	-0.5%	-4.3%	1.6%	-8.3%

Total Same Store	-1.5%	-3.4%	-3.3%	0.2%	-0.4%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.

BRE Properties, Inc.	Exhibit B
Share Analysis as of September 30, 2009
(Dollar and share amounts in thousands)

SUMMARY OF COMMON SHARES

Weighted Average	Qtr. Ended 9/30/2009	Qtr. Ended 6/30/2009	Qtr. Ended 3/31/2009	Qtr. Ended 12/31/2008	Qtr. Ended 9/30/2008
Weighted average shares outstanding (1)	53,575	51,765	51,180	51,120	51,060
Weighted average OP units	780	785	785	805	840
Dilutive effect of stock based awards	1	—	—	61	504

Diluted shares - FFO (2)	54,356	52,550	51,965	51,986	52,404
Less: Anti-dilutive OP Units (3)	(780)	(785)	(785)	(805)	(840)

Diluted shares - EPS(4)	53,576	51,765	51,180	51,181	51,564

Weighted Average	YTD 9/30/2009	YTD 9/30/2008
Weighted average shares outstanding (1)	52,205	51,025
Weighted average OP units	780	845
Dilutive effect of stock based awards	1	476

Diluted shares - FFO (2)	52,986	52,346
Less: Anti-dilutive OP Units (3)	(780)	(845)

Diluted shares - EPS(4)	52,206	51,501

Ending	As of 9/30/2009	As of 6/30/2009	As of 3/31/2009	As of 12/31/2008	As of 9/30/2008
Shares outstanding at end of period	54,338	52,821	51,241	51,150	51,092
OP units at end of period	780	780	780	780	825
Dilutive effect of stock based awards	1	—	—	61	504

Total	55,119	53,601	52,021	51,991	52,421

SUMMARY OF PREFERRED SHARES

	Qtr. Ended 9/30/2009	Qtr. Ended 6/30/2009	Qtr. Ended 3/31/2009	Qtr. Ended 12/31/2008	Qtr. Ended 9/30/2008
6.75% Series C, $25 per share liquidation preference	4,000	4,000	4,000	4,000	4,000
6.75% Series D, $25 per share liquidation preference	3,000	3,000	3,000	3,000	3,000

	7,000	7,000	7,000	7,000	7,000

(1)	Represents denominator for shares in the calculation of basic earnings per share.
(2)	Represents denominator for shares in the calculation of diluted FFO per share. Prior period numbers have been adjusted to reflect the adoption of new accounting guidance requiring retroactive application.
(3)	Under FASB guidance, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.
(4)	Represents denominator for shares in the calculation of diluted EPS. Prior period numbers have been adjusted to reflect the adoption of new guidance requiring retroactive application.

BRE Properties, Inc.	Exhibit C
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated property, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 9/30/2009	Quarter Ended 9/30/2008	Nine Months Ended 9/30/2009	Nine Months Ended 9/30/2008
Net income available to common shareholders	$16,584	$39,995	$57,801	$67,080
Depreciation from continuing operations	22,412	19,752	65,530	58,890
Depreciation from discontinued operations	—	467	159	1,878
Redeemable noncontrolling interest in income	401	580	1,491	1,741
Depreciation from unconsolidated entities	465	416	1,369	1,233
Net gain on investments	(7,285)	(24,820)	(21,574)	(24,820)
Less: Redeemable noncontrolling interest in income not convertible into common shares	(106)	(106)	(318)	(318)

Funds from operations	$32,471	$36,284	$104,458	$105,684

Allocation to participating securities - diluted FFO (1)	$(268)	$(350)	$(875)	$(1,020)

Allocation to participating securities - diluted EPS (1)	$(127)	$(389)	$(450)	$(635)

Diluted shares outstanding - EPS (2)	53,576	51,564	52,206	51,501
Net income per common share - diluted	$0.31	$0.77	$1.10	$1.29

Diluted shares outstanding - FFO (2)	54,356	52,404	52,986	52,346
FFO per common share - diluted	$0.59	$0.69	$1.95	$2.00

(1)	Adjustment to the numerators for diluted FFO per common share and diluted net income per common share calculations when applying the two class method for calculating EPS.
(2)	See analysis of weighted average shares and ending shares at Exhibit B. Shares outstanding reflect adoption of new EPS accounting guidance.

BRE Properties, Inc.	Exhibit C, continued
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from property dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter Ended 9/30/2009	Quarter Ended 9/30/2008	Nine Months Ended 9/30/2009	Nine Months Ended 9/30/2008
Net income available to common shareholders	$16,584	$39,995	$57,801	$67,080
Interest, including discontinued operations	20,998	22,841	61,441	69,093
Depreciation, including discontinued operations	22,412	20,219	65,689	60,768

EBITDA	59,994	83,055	184,931	196,941
Redeemable noncontrolling interest in income	401	580	1,491	1,741
Net gain on sales	(7,285)	(24,820)	(21,574)	(24,820)
Dividends on preferred stock	2,953	2,953	8,859	8,859
Net gain on extinguishment of debt	(382)	—	(2,340)	—

Adjusted EBITDA	$55,681	$61,768	$171,367	$182,721

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core property operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter Ended 9/30/2009	Quarter Ended 9/30/2008	Nine Months Ended 9/30/2009	Nine Months Ended 9/30/2008
Net income available to common shareholders	$16,584	$39,995	$57,801	$67,080
Interest, including discontinued operations	20,998	22,841	61,441	69,093
Depreciation, including discontinued operations	22,412	20,219	65,689	60,768
Redeemable noncontrolling interest in income	401	580	1,491	1,741
Net gain on sales	(7,285)	(24,820)	(21,574)	(24,820)
Dividends on preferred stock	2,953	2,953	8,859	8,859
General and administrative expense	4,104	4,760	12,648	14,794
Net gain on extinguishment of debt	(382)	—	(2,340)	—

NOI	$59,785	$66,528	$184,015	$197,515

Less Non Same-Store NOI	5,883	8,013	18,678	22,920

Same-Store NOI	$53,902	$58,515	$165,337	$174,595